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                                                                   EXHIBIT 10.65

YOURS TRULY,_____ STATE OF INDIANA ____________________ SPACE ABOVE THIS LINE FOR RECORDING DATA

                              REAL ESTATE MORTGAGE
                          (With Future Advance Clause)

        1. DATE AND PARTIES. The date of this Real Estate Mortgage ("Security Instrument") is March 29, 2000 and the parties, their addresses and tax identification numbers, if required, are as follows:

                        MORTGAGOR:  Houba, Inc.
                                    16235 State Road 17
                                    Culver, Indiana 46511
                                    Tax ID#: 35-1356439

            [ ] If checked, refer to the attached Addendum incorporated herein, for additional Mortgagors, their signatures and acknowledgments.

                LENDER:                 Watson Pharmaceuticals, Inc.
                                        311 Bonnie Circle
                                        Corona, California  91720

        2. CONVEYANCE. For good and valuable consideration, the receipt and sufficiency of which is acknowledged, and to secure the Secured Debt (defined below) and Mortgagor's performance under this Security Instrument, Mortgagor grants, bargains, conveys, mortgages and warrants to Lender the following described property:

                         See Exhibit A attached hereto.

        The property is located in Marshall County at 16235 State Road 17, Culver, Indiana 46511, together with all rights, easements, appurtenances, royalties, mineral rights, oil and gas rights, crops, timber, all diversion payments or third party payments made to crop producers, all water and riparian rights, wells, ditches, reservoirs, and water stock and all existing and future improvements, structures, fixtures, and replacements that may now, or at any time in the future, be part of the real estate described above (all referred to as the "Property").

        3. MAXIMUM OBLIGATION LIMIT. The total principal amount secured by this Security Instrument at any one time shall not exceed $17,500,000.00. This limitation of amount does not include interest and other fees and charges validly made pursuant to this Security Instrument. Also, this limitation does not apply to advances made under the terms of this Security Instrument to protect Lender's security and to perform any of the covenants contained in this Security Instrument.

        4. SECURED DEBT AND FUTURE ADVANCES. The term "Secured Debt" is defined as follows:

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                    A.  Debt incurred under the terms of all
                        promissory note(s), contract(s), guaranty(s) or other evidence of debt described below and all their extensions, renewals, modifications or substitutions. (When referencing the debts below it is suggested that you include items such as borrowers' names, note amounts, interest rates, maturity dates, etc.)

                        See Exhibit B attached hereto.

                    B. All future advances from Lender to Mortgagor or other future obligations of Mortgagor to Lender under any promissory note, contract, guaranty or other evidence of debt existing now or executed after this Security Instrument whether or not this Security Instrument is specifically referenced. If more than one person signs this Security Instrument, each Mortgagor agrees that this Security Instrument will secure all future advances and future obligations that are given to or incurred by any one or more Mortgagor, or any one or more
                        Mortgagor and others. All future advances and other future obligations are secured by this Security Instrument even though all or part may not yet be advanced. All future advances and other future obligations are secured as if made on the date of this Security Instrument. Nothing in this Security Instrument shall constitute a commitment to make additional or future loans or advances in any amount. Any such commitment must be agreed to in a separate writing.

                    C. All obligations that Mortgagor owes to Lender, which now exist or may later, arise, to the extent not prohibited by law, including, but not limited to, liabilities for overdrafts relating to any deposit account agreement between Mortgagor and Lender.

                    D. All additional sums advanced and expenses incurred by Lender for insuring, preserving or otherwise protecting the Property and its value and any other sums advanced and expenses incurred by Lender under the terms of this Security Instrument.

        This Security Instrument will not secure any other debt if Lender fails to give any required notice of the right of rescission.

        5. PAYMENTS. Mortgagor agrees that all payments under the Secured Debt will be paid when due and in accordance with the terms of the Secured Debt and this Security Instrument.

        6. WARRANTY OF TITLE. Mortgagor warrants that Mortgagor is or will be lawfully seized of the estate conveyed by this Security Instrument and has the right to grant, bargain, convey, sell, mortgage and warrant the Property. Mortgagor also warrants that the Property is unencumbered, except for encumbrances of record.

        7. OTHER SECURITY INTERESTS. With regard to any other mortgage, deed of trust, security agreement or other lien document that created a prior or subsequent security interest or encumbrance on the Property, Mortgagor agrees:

                    A. To make all payments when due and to perform or  comply with all covenants.


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              B. To promptly deliver to Lender any notices that Mortgagor receives from the holder.

              C. Not to allow any modification or extension of, nor to request any future advances under any note or agreement secured by the lien document without Lender's prior written consent.

        8. CLAIMS AGAINST TITLE. Mortgagor will pay all taxes, assessments, liens, encumbrances, lease payments, ground rents, utilities, and other charges relating to the Property when due. Lender may require Mortgagor to provide to Lender copies of all notices that such amounts are due and the receipts evidencing Mortgagor's payment. Mortgagor will defend title to the Property against any claims that would impair the lien of this Security Instrument. Mortgagor agrees to assign to Lender, as requested by Lender, any rights, claims or defenses that Mortgagor may have against parties who supply labor or materials to maintain or improve the Property.

        9. DUE ON SALE OR ENCUMBRANCE. Lender may, at its option, declare the entire balance of the Secured Debt to be immediately due and payable upon the creation of, or contract for the creation of, any lien, encumbrance, transfer or sale of the Property. This right is subject to the restrictions imposed by federal law (12 C.F.R. 591), as applicable. This covenant shall run with the Property and shall remain in effect until the Secured Debt is paid in full and this Security Instrument is released.

        10. TRANSFER OF AN INTEREST IN THE MORTGAGOR. If Mortgagor is an entity other than a natural person (such as a corporation or other organization), Lender may demand immediate payment if:

              A. A beneficial interest in Mortgagor is sold or transferred.

              B. There is a change in either the identity or number of  members of a partnership or similar entity.

              C. There is a change in ownership of more than twenty-five percent (25%) of the voting stock of a corporation or similar entity.

        However, Lender may not demand payment in the above situations if it is prohibited by law as of the date of this Security Instrument.

        11. ENTITY WARRANTIES AND REPRESENTATIONS. If Mortgagor is an entity other than a natural person (such as a corporation or other organization), Mortgagor makes to Lender the following warranties and representations which shall continue as long as the Secured Debt remains outstanding:

              A. Mortgagor is duly organized and validly existing in
                 Mortgagor's state of incorporation or organization. Mortgagor is in good standing in all states in which Mortgagor transacts business. Mortgagor has the power and authority to own the Property and to carry on its business as now being conducted and, as applicable, is qualified to do so in each state in which Mortgagor operates.

              B. The execution, delivery and performance of this Security
                 Instrument by Mortgagor and the obligations evidenced by the Secured Debt are within the


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                 power of Mortgagor, have been duly authorized, have received all necessary governmental approval, and will not violate any provision of law, or order of court or governmental agency.


              C. Other than previously disclosed in writing to Lender,
                 Mortgagor has not changed its name within the last ten (10) years and has not used any other trade or fictitious name. Without Lender's prior written consent, Mortgagor does not and will not use any other name and will preserve its existing name, trade names and franchises until the Secured Debt is satisfied.


        12. PROPERTY CONDITION, ALTERATIONS AND INSPECTION. Mortgagor will keep the Property in good condition and make all repairs that are reasonably necessary. Mortgagor shall not commit or allow any waste, impairment, or deterioration of the Property. Mortgagor will keep the Property free of noxious weeds and grasses. Mortgagor agrees that the nature of the occupancy and use will not substantially change without Lender's prior written consent. Mortgagor will not permit any change in any license, restrictive covenant or easement without Lender's prior written consent. Mortgagor will notify Lender of all demands, proceeds, claims, and actions against Mortgagor, and of any loss or damage to the 0Property.

        No portion of the Property will be removed, demolished or materially altered without Lender's prior written consent except that Mortgagor has the right to remove items of personal property comprising a part of the Property that become worn or obsolete, provided that such personal property is replaced with other personal property at least equal in value and quality to the replaced personal property, free from any title retention device, security agreement or other encumbrance. Such replacement to personal property will be deemed subject to the security interest created by this Security Instrument. Mortgagor shall not partition or subdivide the Property without Lender's prior written consent.

        Lender or Lender's agents may, at Lender's option, enter the Property at any reasonable time for the purpose of inspecting the Property. Lender shall give Mortgagor notice at the time of or before an inspection specifying a reasonable purpose for the inspection. Any inspection of the Property shall be entirely for Lender's benefit and Mortgagor will in no way rely on Lender's inspection.

        13. AUTHORITY TO PERFORM. If Mortgagor fails to perform any duty or any of the covenants contained in this Security Instrument, Lender may, without notice, or obligation to do so, perform or cause them to be performed. Mortgagor appoints Lender as attorney-in-fact to sign Mortgagor's name or pay any amount necessary for performance. Lender's right to perform for Mortgagor shall not create an obligation to perform, and Lender's failure to perform will not preclude Lender from exercising any of Lender's other rights under the law or this Security Instrument. If any construction on the Property is discontinued or not carried on in a reasonable manner, Lender may take all steps necessary to protect Lender's security interest in the Property, including completion of the construction.

        14. ASSIGNMENT OF LEASES AND RENTS. Mortgagor grants, bargains, conveys and warrants to Lender, as additional security, all right, title and interest in and to any and all:

             A. Existing or future leases, subleases, licenses, guaranties and any other written or verbal agreements for the use and occupancy of any portion of the


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                 Property, including any extensions, renewals, modifications or substitutions of such agreements (all referred to as "Leases").

             B. Rents, issues and profits (all referred to as "Rents"), including, but not limited to, security deposits, minimum rent, percentage rent, additional rent, common area maintenance charges, parking charges, real estate taxes, ther applicable taxes, insurance premium contributions, liquidated damages following default, cancellation premiums, "loss of rents" insurance, guest receipts, revenues, royalties, proceeds, bonuses, accounts, contract rights, general intangibles, and all rights and claims which Mortgagor may have that in any way pertain to or are on account of the use or occupancy of the whole or any part of the Property.

        In the event any item listed as Leases or Rents is determined to be personal property, this Security Instrument will also be regarded as a security agreement.

        Mortgagor will promptly provide Lender with true and correct copies of all existing and future Leases.

        Mortgagor may collect, receive, enjoy and use the Rents so long as Mortgagor is not in default.

        Mortgagor will not collect any Rents due in future lease periods, unless Mortgagor first obtains Lender's written consent. Upon default, Mortgagor will receive any Rents in trust for Lender and Mortgagor will not commingle the Rents with any other funds. Any amounts collected shall be applied at Lender's discretion to payments on the Secured Debt as therein provided, to costs of managing the Property, including, but not limited to, all taxes, assessments, insurance premiums, repairs, and commissions to rental agents, and to any other necessary related expenses including Lender's attorneys' fees and costs.

        Mortgagor acknowledges that this assignment is immediately effective between the parties to this assignment and effective as to third parties on the recording of this Security Instrument. Mortgagor agrees that Lender is entitled to notify Mortgagor or Mortgagor's tenants to make payments of Rents due or to become due directly to Lender after such recording, however Lender agrees not to notify Mortgagor's tenants until Mortgagor defaults and Lender notifies Mortgagor of the default and demands that Mortgagor and Mortgagor's tenants pay all Rents due or to become due directly to Lender. Immediately after Lender gives Mortgagor the notice of default, Mortgagor agrees that either Lender or Mortgagor may immediately notify the tenants and demand that all future Rents be paid directly to Lender. On receiving the notice of default, Mortgagor will endorse and deliver to Lender any payments of Rents. If Mortgagor becomes subject to a voluntary or involuntary bankruptcy, then Mortgagor agrees that Lender is entitled to receive relief from the automatic stay in bankruptcy for the purpose of making this assignment effective and enforceable under state and federal law and within Mortgagor's bankruptcy proceedings.

        Mortgagor warrants that no default exists under the Leases or any applicable law. Mortgagor also agrees to maintain, and to require the tenants to comply with, the Leases and any applicable law. Mortgagor will promptly notify Lender of any noncompliance. If Mortgagor neglects or refuses to enforce compliance with the terms of the Leases, then Lender may, at Lender's option, enforce compliance. Mortgagor will obtain Lender's written authorization before Mortgagor consents to


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sublet, modify, cancel, or otherwise alter the Leases, to accept the surrender of the Property covered by such Leases (unless the Leases so require), or to assign, compromise or encumber the Leases or any future Rents. If Lender acts to manage, protect and preserve the Property, Lender does not assume or become liable for its maintenance, depreciation, or other losses or damages, except those due to Lender's gross negligence or intentional torts. Otherwise, Mortgagor will hold Lender harmless and indemnify Lender for any and all liability, loss or damage that Lender may incur as a consequence of the assignment under this section.

        15. LEASEHOLDS; CONDOMINIUMS; PLANNED UNIT DEVELOPMENTS. Mortgagor agrees to comply with the provisions of any lease if this Security Instrument is on a leasehold. If the Property includes a unit in a condominium or a planned unit development, Mortgagor will perform all of Mortgagor's duties under the covenants, by-laws, or regulations of the condominium or planned unit development.

        16. DEFAULT.  Mortgagor will be in default if any of the following shall occur:

            A. Any party obligated on the Secured Debt fails to make payment when due;

            B. A breach of any term or covenant in this Security Instrument or any other document executed for the purpose of creating, securing or guarantying the Secured Debt;

            C. The making or furnishing of any verbal or written
               representation, statement or warranty to Lender that is false or incorrect in any material respect by Mortgagor or any person or entity obligated on the Secured Debt;

            D. The death, dissolution, or insolvency of, appointment of a receiver for, or application of any debtor relief law to, Mortgagor or any other person or entity obligated on the Secured Debt;

            E. Any loan proceeds are used for a purpose that will contribute to excessive erosion of highly erodible land or to the conversion of wetlands to produce an agricultural commodity, as further explained in 7 C.F.R. Part 1940, Subpart G, Exhibit M.

        17. REMEDIES ON DEFAULT. In some instances, federal and state law will require Lender to provide Mortgagor with notice of the right to cure or other notices and may establish time schedules for foreclosure actions. Subject to these limitations, if any, Lender may accelerate the Secured Debt and foreclose this Security Instrument in a manner provided by law if Mortgagor is in default.

        At the option of Lender, all or any part of the agreed fees and charges, accrued interest and principal shall become immediately due and payable after giving notice if required by law upon the occurrence of a default or anytime thereafter. In addition, Lender shall be entitled to all of the remedies provided by law, the terms of the Secured Debt, this Security Instrument and any related documents. All remedies are distinct, cumulative and not exclusive, and Lender is entitled to all remedies provided at law or in equity whether or not expressly set forth. The acceptance by Lender of any sum in payment or partial payment on the Secured Debt after the balance is due or is accelerated or after foreclosure proceedings are filed shall not constitute a waiver of Lender's right to



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require complete cure of any existing default. By not exercising any remedy on Mortgagor's default, Lender does not waive Lender's right to consider the event a default at a later time.

        18. EXPENSES; ADVANCES ON COVENANTS; ATTORNEYS' FEES; COLLECTION COSTS. Except when prohibited by law, Mortgagor agrees to pay all of Lender's expenses if Mortgagor breaches any covenant in this Security Instrument. Mortgagor will also pay on demand any amount incurred by Lender for insuring, inspecting, preserving or otherwise protecting the Property and Lender's security interest. These expenses will bear interest from the date of the payment until paid in full at the highest interest rate in effect as provided in the terms of the Secured Debt. Mortgagor agrees to pay all costs and expenses incurred by Lender in collecting, enforcing or protecting Lender's rights and remedies under this Security Instrument. This amount may include, but is not limited to, attorneys' fees, court costs, and other legal expenses. This Security Instrument shall remain in effect until released. Mortgagor agrees to pay for any recordation costs of such release.

        19. ENVIRONMENTAL LAWS AND HAZARDOUS SUBSTANCES. As used in this section, (1) Environmental Law means, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA, 42 U.S.C. 9601 et seq.), all other federal, state and local laws, regulations, ordinances, court orders, attorney general opinions or interpretive letters concerning the public health, safety, welfare, environment or a hazardous substance; and (2) Hazardous Substance means any toxic, radioactive or hazardous material, waste, pollutant or contaminant which has characteristics which render the substance dangerous or potentially dangerous to the public health, safety, welfare or environment. The term includes, without limitation, any substances defined as "hazardous material," "toxic substances," "hazardous waste," "hazardous substance," or "regulated substance" under any Environmental Law.

Mortgagor represents, warrants and agrees that:

            A. Except as previously disclosed and acknowledged in writing to Lender, no Hazardous Substance has been, is, or will be located, transported, manufactured, treated, refined, or handled by any person on, under or about the Property, except in the ordinary course of business and in strict compliance with all applicable Environmental Law.

            B. Except as previously disclosed and acknowledged in writing to Lender, Mortgagor has not and will not cause, contribute to, or permit the release of any Hazardous Substance on the Property.

            C. Mortgagor will immediately notify Lender if (1) a release or threatened release of Hazardous Substance occurs on, under or about the Property or migrates or threatens to migrate from nearby property; or (2) there is a violation of any Environmental Law concerning the Property. In such an event, Mortgagor will take all necessary remedial action in accordance with Environmental Law.

            D. Except as previously disclosed and acknowledged in writing to Lender, Mortgagor has no knowledge of, or reason to believe there is, any pending or threatened investigation, claim, or proceeding of any kind relating to (1) any Hazardous Substance located on, under or about the Property; or (2) any

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               violation by Mortgagor or any tenant of any Environmental
               Law. Mortgagor will immediately notify Lender in writing as soon as Mortgagor has reason to believe there is any such pending or threatened investigation, claim, or proceeding. In such an event, Lender has the right, but not the obligation, to participate in any such proceeding, including the right to receive copies of any documents relating to such proceedings.

            E. Except as previously disclosed and acknowledged in writing to
               Lender, Mortgagor and every tenant have been, are and shall remain in full compliance with any applicable Environmental Law.

            F. Except as previously disclosed and acknowledged in writing to
               Lender, there are no underground storage tanks, private dumps or open wells located on or under the Property and no such tank, dump or well will be added unless Lender first consents in writing.

            G. Mortgagor will regularly inspect the Property, monitor the activities and operations on the Property, and confirm that all permits, licenses or approvals required by any applicable Environmental Law are obtained and complied with.

            H. Mortgagor will permit, or  cause any tenant to permit, Lender or
               Lender's agent to enter and inspect the Property and review all records at any reasonable time to determine (1) the existence, location and nature of any Hazardous Substance on, under or about the Property; (2) the existence, location, nature, and magnitude of any Hazardous Substance that has been released on, under or about the Property; or (3) whether or not Mortgagor and any tenant are in compliance with applicable Environmental Law.

            I. Upon Lender's request and at any time, Mortgagor agrees, at Mortgagor's expense, to engage a qualified environmental engineer to prepare an environmental audit of the Property and to submit the results of such audit to Lender. The choice of the environmental engineer who will perform such audit is subject to Lender's approval.

            J. Lender has the right, but not the obligation, to perform any of
               Mortgagor's obligations under this section at Mortgagor's expense.

            K. As a consequence of any breach of any representation,
               warranty or promise made in this section, (1) Mortgagor will indemnify and hold Lender and Lender's successors or assigns harmless from and against all losses, claims, demands, liabilities, damages, cleanup, response and remediation, costs, penalties and expenses, including without limitation all costs of litigation and attorneys' fees, which Lender and Lender's successors or assigns may sustain; (2) at Lender's discretion, Lender may release this Security Instrument and in return Mortgagor will provide Lender with collateral of at least equal value to the Property secured by this Security Instrument without prejudice to any of Lender's rights under this Security Instrument; and/or (3) at Lender's option, Lender may elect not to foreclose this Security Instrument, but instead,


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              Lender may bring an independent action or lawsuit to
              enforce the indemnification provisions regarding Hazardous Substances against Mortgagor. If Lender elects to seek the remedies provided for in item (3) above, Lender shall be entitled to all legal and equitable remedies, including, without limitation, those relating to damages for breach of contract, and Mortgagor acknowledges that, notwithstanding any other provision of this Security Instrument to the contrary, the obligation of Mortgagor under this Security Instrument are unlimited personal obligations of Mortgagor. No action for the enforcement of or recovery of damages under this Security Instrument shall constitute a deficiency judgment within the meaning of any anti-deficiency or one-action laws. Mortgagor acknowledges that Lender is unwilling to accept any consequences resulting from any violation of Environmental Law and that Lender would not make the loan but for the personal unsecured liability undertaken by Mortgagor as provided herein. The rights of Lender herein shall be cumulative and in addition to any other rights and remedies of Lender under any other document or instrument or at law or in equity.

           L. Notwithstanding any of the language contained in this Security Instrument to the contrary, the terms of this section shall survive any foreclosure or satisfaction of this Security Instrument regardless of any passage of title to Lender or any disposition by Lender of any or all of the Property. Any claims and defenses to the contrary are hereby waived.

        20. CONDEMNATION. Mortgagor will give Lender prompt notice of any pending or threatened action, by private or public entities to purchase or take any or all of the Property through condemnation, eminent domain, or any other means. Mortgagor authorizes Lender to intervene in Mortgagor's name in any of the above described actions or claims. Mortgagor assigns to Lender the proceeds of any award or claim for damages connected with a condemnation or other taking of all or any part of the Property. Such proceeds shall be considered payments and will be applied as provided in this Security Instrument. This assignment of proceeds is subject to the terms of any prior mortgage, deed of trust, security agreement or other lien document.

        21. INSURANCE.  Mortgagor agrees to maintain insurance as follows:

            A. Mortgagor shall keep the Property insured against loss
               by fire, flood, theft and other hazards and risks reasonably associated with the Property due to its type and location. This insurance shall be maintained in the amounts and for the periods that Lender requires. The insurance carrier providing the insurance shall be chosen by Mortgagor subject to Lender's approval, which shall not be unreasonably withheld. If Mortgagor fails to maintain the coverage described above, Lender may, at Lender's option, obtain coverage to protect Lender's rights in the Property according to the terms of this Security Instrument.

              All insurance policies and renewals shall be acceptable to Lender and shall include a standard "mortgage clause" and, where applicable, "loss payee clause." Mortgagor shall immediately notify Lender of cancellation or termination of the insurance. Lender shall have the right to hold the policies


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              and renewals. If Lender requires, Mortgagor shall
              immediately give to Lender all receipts of paid premiums and renewal notices. Upon loss, Mortgagor shall give immediate notice to the insurance carrier and Lender. Lender may make proof of loss not made immediately by Mortgagor.

              Unless otherwise agreed in writing, all insurance proceeds shall be applied to restoration or repair of the Property or to the Secured Debt, whether or not then due, at Lender's option. Any application of proceeds to principal shall not extend or postpone the due date of scheduled payment nor change the amount of any payment. Any excess will be paid to the Mortgagor. If the property is acquired by Lender, Mortgagor's right to any insurance policies and proceeds resulting from damage to the Property before the acquisition shall pass to Lender to the extent of the Secured Debt immediately before the acquisition.

        B. Mortgagor agrees to maintain comprehensive general liability insurance naming Lender as an additional insured in an amount acceptable to Lender, insuring against claims arising from any accident or occurrence in or on the Property.

        C. Mortgagor agrees to maintain rental loss or business interruption insurance, as required by Lender, in an amount equal to at least coverage of one year's debt service, and required escrow account deposits (if agreed to separately in writing), under a form of policy acceptable to Lender.

        22. ESCROW FOR TAXES AND INSURANCE. Unless otherwise provided in a separate agreement, Mortgagor will not be required to pay to Lender funds for taxes and insurance in escrow.

        23. FINANCIAL REPORTS AND ADDITIONAL DOCUMENTS. Mortgagor will provide to Lender upon request, any financial statement or information Lender may deem reasonably necessary. Mortgagor agrees to sign, deliver, and file any additional documents or certifications that Lender may consider necessary to perfect, continue, and preserve Mortgagor's obligations under this Security Instrument and Lender's lien status on the Property.


        24. JOINT AND INDIVIDUAL LIABILITY; CO-SIGNERS; SUCCESSORS AND ASSIGNS BOUND. All duties under this Security Instrument are joint and individual. If Mortgagor signs this Security Instrument but does not sign an evidence of debt, Mortgagor does so only to mortgage Mortgagor's interest in the Property to secure payment of the Secured Debt and Mortgagor does not agree to be personally liable on the Secured Debt. If this Security Instrument secures a guaranty between Lender and Mortgagor, Mortgagor agrees to waive any rights that may prevent Lender from bringing any action or claim against Mortgagor or any party indebted under the obligation. These rights may include, but are not limited to, any anti-deficiency or one-action laws. Mortgagor agrees that Lender and any party to this Security Instrument may extend, modify or make any change in the terms of this Security Instrument or any evidence of debt without Mortgagor's consent. Such a change will not release Mortgagor from the terms of this Security Instrument. The duties and benefit of this Security Instrument shall bind and benefit the successors and assigns of Mortgagor and Lender.

        25. APPLICABLE LAW, SEVERABILITY, INTERPRETATION. This Security Instrument is governed by the laws of the jurisdiction in which Lender is located, except to the extent otherwise required by the laws of the jurisdiction where the Property is located. This Security Instrument is complete and fully integrated. This Security Instrument may not be amended or modified by oral agreement. Any section in this Security Instrument, attachments, or any agreement related to the Secured Debt that conflicts with applicable law will not be effective, unless that law expressly or impliedly permits the variations by written agreement. If any section of this Security Instrument cannot be enforced according to its terms, that section will be severed and will not affect the enforceability of the remainder of this Security Instrument. Whenever used, the singular shall include the plural and the plural the singular. The captions and headings of the sections of this Security Instrument are for convenience only and are not to be used to interpret or define the terms of this Security Instrument. Time is of the essence in this Security Instrument.

        26. NOTICE. Unless otherwise required by law, any notice shall be given by delivering it or by mailing it by first class mail to the appropriate party's address on page 1 of this Security Instrument, or to any other address designated in writing. Notice to one mortgagor will be deemed to be notice to all mortgagors.

        27. WAIVERS. Except to the extent prohibited by law, Mortgagor waives and releases any and all rights and remedies that Mortgagor may now have or acquire in the future relating to redemption, reinstatement, and the marshalling of liens and assets. Mortgagor waives all rights of valuation and appraisement.

        28. U.C.C. PROVISIONS. If checked, the following are applicable to, but do not limit, this Security Instrument:

            [ ] CONSTRUCTION LOAN. This Security Instrument secures an obligation incurred for the construction of an improvement on the Property.

            [X] FIXTURE FILING. Mortgagor grants to Lender a security interest in all goods that Mortgagor owns now or in the future and that are or will become fixtures related to the Property.

            [ ]         CROPS; TIMBER, MINERALS; RENTS, ISSUES, AND PROFITS.
                        Mortgagor grants to Lender a security interest in all crops, timber and minerals located on the Property as well as all rents, issues, and profits of them including, but not limited to, all Conservation Reserve Program (CRP) and Payment in Kind (PIK) payments and similar governmental programs (all of which shall also be included in the term "Property"). Lender may file a financing statement signed by Lender instead of Mortgagor with appropriate public officials.

            [X] PERSONAL PROPERTY. Mortgagor grants to Lender a security interest in all personal property located on or connected with the Property, including all farm products, inventory, equipment, accounts, documents, instruments, chattel paper, general intangibles, and all other items of personal property that Mortgagor owns now or in the future and that are used or useful in the construction, ownership, operation, management, or maintenance of the Property (all of which shall also be included in the term "Property"). The term "personal property" specifically excludes that property described as "household goods" secured in connection with a "consumer" loan as those terms are defined in applicable federal regulations governing unfair and deceptive credit practices. Lender may file a financing statement signed by Lender instead of Mortgagor with appropriate public officials.

            [X] FILING AS FINANCING STATEMENT. Mortgagor agrees and acknowledges that this Security Instrument also suffices as a financing statement and any carbon, photographic or other reproduction may be filed of record for purposes of Article 9 of the Uniform Commercial Code.

                        29. OTHER TERMS. If checked, the following are applicable to this Security Instrument:

            [ ] LINE OF CREDIT. Secured Debt includes a revolving line of credit provision. Although the Secured Debt may be reduced to a zero balance, this Security Instrument will remain in effect until released.

            [ ]         ADDITIONAL TERMS.

            SIGNATURES: By signing below, Mortgagor agrees to the terms and covenants contained in this Security Instrument and in any attachments. Mortgagor also acknowledges receipt of a copy of this Security Instrument on the date stated on page 1.

Entity Name:  Houba, Inc.                 Entity Name:_________________________

By: /s/ Michael Reicher         3/29/00    ____________________________________
_______________________________________

Its:  Chief Executive Officer

(Signature)                     (Date)   (Signature)                      (Date)
_________________________
_________________________
(Signature)                     (Date)   (Signature)                      (Date)








ACKNOWLEDGMENT:

STATE OF ________________________, COUNTY OF ____________________ ) ss.
(Individual) Before me, __________________________, a Notary Public this ______
day of ___________________, ___________________________ acknowledged the execution of the annexed mortgage.

My commission expires:

            (Seal)            (Notary Public)__________________________________

                              (Notary's County)________________________________

STATE OF ________________________, COUNTY OF ____________________ ) ss.
Before me, _________________________, a Notary Public this ___ day of _______
_________________________________________________________(Titles)
of ____________________________________________________(Name of Business Entity)
a ________________________________ acknowledged the execution of the annexed mortgage of the business or entity.

My commission expires:

            (Seal)            (Notary Public)__________________________________

                             (Notary's County)_________________________________

This instrument was prepared by _____________________________

_______________________________________________________

LEGAL DESCRIPTION

                                    EXHIBIT A

A part of the Northwest Quarter of Section 9, Township 32 North, Range 1 East, Union Township, Marshall County, Indiana, described as follows:

PARCEL "A"

       Commencing at the Northeast corner of said Northwest Quarters thence South 0 degrees00'06" West along the East line of said Northwest
       Quarter a distance of 691.20 feet (691.30 feet record) to the point of beginning; thence South 89 degrees08'35" West a distance of 1313.44 feet to the West line of the East half of said Northwest Quarter Chance South 1 degrees09'25" East along said West line a distance of 1011.80 feet thence South 89 degrees39'37" East a distance of 334.41 feet thence North 0 degrees00'00" East a distance of 307.73 feet thence North 90 degrees 00'00" East a distance of 428.47 feet thence North 0 degrees00'00" East a distance of 110.00 feet thence North 90 degrees 00'00" East a distance of
       80.00 feet; thence North 0 degrees 00'00" East a distance 55.00 feet; thence North 90 degrees 00'00" East a distance of 50.00 feet thence North 0 degrees 00'00" East a distance of 10.00 feet; thence North 90 degrees 00'00" East a distance 208.00 feet to the East line of said Northwest Quarter; thence North 0 degrees00'00" East along said North line a distance of 531.88 feet to the point of beginning containing 24.077 acres more or less.

       Subject to legal highways and segments of record.

The address of such real estate is commonly known as 16235 State Road 17, Culver, Indiana 46511.

PARCEL "B"

A part of the Northwest Quarter (NW 1/4) of Section 9, Township 32 North, Range I East, Union Township, Marshall County, Indiana, described as follows:

       Commencing at the Northeast corner of said Northwest Quarter (NW
       1/4); thence South 0 degrees00'00" West along the East line of said Northwest Quarter (NW 1/4) a distance of 1382.37 feet to the point of beginning; thence South 89 degrees52'41" West a distance of 200.00 feet; thence South 0 degrees00'00" West a distance of 346.00 feet; thence North 89 degrees39'37" West a distance of 558.48 feet; thence North 0 degrees00'00" East a distance of 307.73 feet; thence North 90 degrees00'00" East a distance of 428.47 feet; thence North 0 degrees00'00" East a distance of 110.00 feet; thence North 90 degrees00'00" East a distance of 80.00 feet; thence North 0 degrees00'00" East a distance of 55.00 feet; thence North 90 degrees00'00" East a distance of 50.00 feet; thence North 0 degrees00'00" East a distance of
       10.00 feet; thence North 90 degrees00'00" East a distance of 200.00 feet to said East line; thence South 0 degrees00'00" West along said East line a distance of 139.62 feet to the point of beginning, containing 5.00 acres, more or less.

The address of such real estate is commonly known as 16235 State Road 17, Culver, Indiana 46511.

                                    EXHIBIT B

            Loan Agreement dated March 29, 2000, by and between Lender and Mortgagor pursuant to which Lender agreed to lend, and Mortgagor agreed to borrow, the principal amount of Seventeen Million Five Hundred Thousand Dollars ($17,500,000.00).